UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2012

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102
(Address of principal executive offices, including Zip Code)

(817) 302-7000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 11, 2012, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly-owned subsidiary of General Motors Financial Company, Inc. (“GM Financial”), and AFS SenSub Corp. (“SenSub”), a wholly-owned subsidiary of AmeriCredit, have caused a newly formed special purpose entity, GM Financial Automobile Receivables Trust 2012-PP1 (the “Trust”), to issue and sell $800 million principal amount of the Trust’s Series 2012-PP1 Asset Backed Note (the “Notes”) to Azalea Asset Management, Inc. (the “Note Purchaser”) pursuant to the Note Purchase Agreement, dated as of January 10, 2012, among the Trust, as issuer, SenSub, as seller, AmeriCredit, as servicer and as custodian, the Note Purchaser, as note purchaser, and Wells Fargo Bank, National Association, as trustee.

The Notes were issued pursuant to the Indenture, dated as of January 4, 2012, between the Trust and Wells Fargo Bank, National Association, as trustee and trust collateral agent.

The Notes evidence indebtedness of the Trust, the assets of which consist primarily of sub-prime automobile loan contracts (the “Receivables”) secured by new and used automobiles. SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, dated as of January 4, 2012, between SenSub, as purchaser, and AmeriCredit, as seller. The Trust purchased the Receivables from SenSub pursuant to the Sale and Servicing Agreement, dated as of January 4, 2012, among the Trust, as issuer, SenSub, as seller, AmeriCredit, as servicer, and Wells Fargo Bank, National Association, as backup servicer and trust collateral agent.

Affiliates of the Note Purchaser and Wells Fargo Bank, National Association have also performed investment banking and advisory services for GM Financial and certain of its subsidiaries from time to time.

The foregoing description of the issuance of the Notes is qualified in its entirety by reference to the documents attached hereto as Exhibit 99.1 through Exhibit 99.4, which are incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit

99.1	Note Purchase Agreement, dated as of January 10, 2012, among GM Financial Automobile Receivables Trust 2012-PP1, as Issuer, AFS SenSub Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer and as Custodian, Azalea Asset Management, Inc., as Note Purchaser, and Wells Fargo Bank, National Association, as Trustee

99.2	Indenture, dated as of January 4, 2012, between GM Financial Automobile Receivables Trust 2012-PP1, as Issuer, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent

99.3	Purchase Agreement, dated as of January 4, 2012, between AFS SenSub Corp., as Purchaser, and AmeriCredit Financial Services, Inc., as Seller

99.4	Sale and Servicing Agreement, dated as of January 4, 2012, among GM Financial Automobile Receivables Trust 2012-PP1, as Issuer, AFS SenSub Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: January 12, 2012	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Note Purchase Agreement, dated as of January 10, 2012, among GM Financial Automobile Receivables Trust 2012-PP1, as Issuer, AFS SenSub Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer and as Custodian, Azalea Asset Management, Inc., as Note Purchaser, and Wells Fargo Bank, National Association, as Trustee

99.2	Indenture, dated as of January 4, 2012, between GM Financial Automobile Receivables Trust 2012-PP1, as Issuer, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent

99.3	Purchase Agreement, dated as of January 4, 2012, between AFS SenSub Corp., as Purchaser, and AmeriCredit Financial Services, Inc., as Seller

99.4	Sale and Servicing Agreement, dated as of January 4, 2012, among GM Financial Automobile Receivables Trust 2012-PP1, as Issuer, AFS SenSub Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent